UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2020

CO-DIAGNOSTICS, INC.
(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CODX	NASDAQ Capital Market

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2020, Co-Diagnostics, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three months ended March 31, 2020. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Also, on May 14, 2020, the Company held a conference call. A transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

As noted above, the Company held a conference call on May 14, 2020, to discuss the Company’s operating results for the three months ended March 31, 2020. The telephone bridge was not sufficient to allow the call to take place and a transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

A copy of the press release, which contains additional information regarding how to access the conference call and how to listen to a recorded playback of the call, is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

* * * *

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Co-Diagnostics, Inc., dated May 14, 2020.
99.2	Transcript of conference call of Co-Diagnostics, Inc., dated May 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

By:	/s/ Dwight H. Egan
Name:	Dwight H. Egan
Title:	Chief Executive Officer

Date: May 15, 2020